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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                            95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 South Flower Street
Suite 500                                                   90017
Los Angeles, California                                     (Zip code)
(Address of principal executive offices)

                           ---------------------------

                             Tenneco Automotive Inc.
               (Exact name of obligor as specified in its charter)

                                   ----------

Delaware                                                    76-0515284
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                    ---------
                    Tenneco Automotive Operating Company Inc.
               (Exact name of obligor as specified in its charter)

                                    ---------

Delaware                                                    74-1933558
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

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                                       ---
                             Clevite Industries Inc.
               (Exact name of obligor as specified in its charter)
                                       ---
Delaware                                                     22-2940561
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                       ---
                               The Pullman Company
               (Exact name of obligor as specified in its charter)
                                       ---

Delaware                                                     02-0359911
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Tenneco Global Holdings Inc.
               (Exact name of obligor as specified in its charter)
                                       ---

Delaware                                                     76-0450674
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       Tenneco International Holding Corp.
               (Exact name of obligor as specified in its charter)
                                       ---

Delaware                                                     74-2067082
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                 TMC Texas Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     76-0523810
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

500 North Field Drive
Lake Forest, Illinois                                        60045
(Address of principal executive offices)                     (Zip code)

                                       ---
                    8 5/8% Senior Subordinated Notes due 2014
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Name                                          Address

Comptroller of the Currency
United States Department of the
Treasury                                       Washington, D.C. 20219

Federal Reserve Bank                           San Francisco, California 94105

Federal Deposit Insurance Corporation          Washington, D.C. 20429

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

                                     - 3 -
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      6.    The consent of the trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                     - 4 -
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                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 3rd day of March, 2005.

                                       THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                       By: /s/ D.G. DONOVAN
                                           -------------------------------------
                                       Name: D.G. DONOVAN
                                       Title: VICE PRESIDENT

                                     - 5 -
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                                                                       EXHIBIT 7

                      Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
           of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

      At the close of business December 31, 2004, published in accordance with Federal regulatory authority instructions.

                                                                                      Dollar Amounts
                                                                                       in Thousands
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin.....................            5,975
         Interest-bearing balances..............................................                0
Securities:
         Held-to-maturity securities............................................               79
         Available-for-sale securities..........................................           27,506
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold.....................................................           31,000
         Securities purchased under agreements to resell........................          111,000
Loans and lease financing receivables:
         Loans and leases held for sale.........................................                0
         Loans and leases, net of unearned income...............................                0
         LESS: Allowance for loan and lease losses..............................                0
         Loans and leases, net of unearned income and allowance ................                0
Trading assets..................................................................                0
Premises and fixed assets (including capitalized leases)........................            2,356
Other real estate owned.........................................................                0
Investments in unconsolidated subsidiaries and associated companies.............                0
Customers' liability to this bank on acceptances outstanding....................                0
Intangible assets:
      Goodwill..................................................................          237,448
      Other Intangible Assets ..................................................           17,376
Other assets....................................................................           35,890
                                                                                         --------
Total assets....................................................................         $468,630
                                                                                         ========

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
LIABILITIES

Deposits:
         In domestic offices
         Noninterest-bearing.........................................................       9,060
         Interest-bearing............................................................           0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased.....................................................           0
         Securities sold under agreements to repurchase..............................           0
Trading liabilities..................................................................           0
Other borrowed money:
         (includes mortgage indebtedness and obligations under capitalized leases)...      58,000
Not applicable
Bank's liability on acceptances executed and outstanding.............................           0
Subordinated notes and debentures....................................................           0
Other liabilities....................................................................      46,904
                                                                                         --------
Total liabilities....................................................................    $113,964
                                                                                         ========
Minority interest in consolidated subsidiaries.......................................           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus........................................           0
Common stock.........................................................................       1,000
Surplus..............................................................................     294,040
Retained earnings....................................................................      59,681
Accumulated other comprehensive income...............................................         (55)
                                                                                         --------
Other equity capital components......................................................           0
Total equity capital.................................................................    $354,666
                                                                                         --------
Total liabilities, minority interest, and equity capital.............................    $468,630
                                                                                         ========

      I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

     Thomas J. Mastro           )    Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

     Richard G. Jackson         )
     Nicholas C. English        )    Directors
     Karen B. Shupenko          )

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